HART LIFE INSURANCE COMPANY VARIABLE ANNUITY
HART LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ONE
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone: 1-800-862-6668


This Prospectus describes information you should know before you purchase Hart Life Insurance Company Variable Annuity. Please read it carefully.

Hart Life Insurance Company Variable Annuity is a contract between you and Hart Life Insurance Company where you agree to make payments to us and we agree to make a series of payments to you at a later date. It is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

     -  Flexible, because you may add payments at any time.

     - Tax-deferred, which means you don't pay taxes until you take payments out or until we start to make payments to you.

     - Variable, because the value of your annuity will fluctuate with the performance of the stock market.

After purchase, you allocate your payments to "Sub-Accounts" or subdivisions of our Separate Account, an account that keeps your annuity assets separate from our company assets. These Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you funds with investment strategies ranging from conservative to aggressive and you may pick those funds that meet your investment style. The Sub-Accounts and the funds are listed below:



- Hartford Bond HLS Fund Sub-Account which purchases shares of Class IA of Hartford Bond HLS Fund, Inc.

- Hartford High Yield HLS Fund Sub-Account which purchases shares of Class IA of Hartford High Yield HLS Fund of Hartford Series Fund, Inc.

- Hartford Index HLS Fund Sub-Account which purchases shares of Class IA of Hartford Index HLS Fund, Inc.
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                                       6


- Hartford Money Market HLS Fund Sub-Account which purchases shares of Class IA of Hartford Money Market HLS Fund, Inc.

- Hartford Mortgage Securities HLS Fund Sub-Account which purchases shares of Class IA of Hartford Mortgage Securities HLS Fund, Inc.


You may also allocate some or all of your payments to the "Fixed Account", which pays an interest rate guaranteed for at least one year from the time the payment is made. Payments put in the Fixed Account are not segregated from our assets like the assets of the Separate Account.

If you decide to buy this annuity, you should keep this prospectus for your
records.   You can also call us at 1-800-862-6668 to get a Statement of
Additional Information, free of charge. The Statement of Additional Information contains more information about this annuity and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it. We have included the Table of Contents for the Statement of Additional Information at the end of this Prospectus. Although we file the Prospectus and the Statement of Additional Information with the Securities and Exchange Commission, the Commission doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the Securities and Exchange Commission does these things may be guilty of a criminal offense.

This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commissions' website (HTTP://WWW.SEC.GOV).

This annuity IS NOT:

- a bank deposit or obligation

- federally insured

- endorsed by any bank or governmental agency

- available for sale in all states

Prospectus Dated: May 1, 2002
Statement of Additional Information Dated: May 1, 2002

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                                       7


                               Table Of Contents

                                                                   PAGE
                                                                   ----
Glossary of Special Terms . . . . . . . . . . . . . . . . . . . .   8
Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
About Us. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     Hart Life Insurance Company. . . . . . . . . . . . . . . . .  15
     Separate Account . . . . . . . . . . . . . . . . . . . . . .  15
     The Funds. . . . . . . . . . . . . . . . . . . . . . . . . .  16
     The Fixed Account. . . . . . . . . . . . . . . . . . . . . .  18
Performance of the Funds. . . . . . . . . . . . . . . . . . . . .  19
Your Annuity. . . . . . . . . . . . . . . . . . . . . . . . . . .  20
     Payments . . . . . . . . . . . . . . . . . . . . . . . . . .  20
     Contract Value . . . . . . . . . . . . . . . . . . . . . . .  21
     Transfers. . . . . . . . . . . . . . . . . . . . . . . . . .  22
     Charges. . . . . . . . . . . . . . . . . . . . . . . . . . .  23
     Death Benefits . . . . . . . . . . . . . . . . . . . . . . .  26
     Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . .  28
Settlement Provisions . . . . . . . . . . . . . . . . . . . . . .  29
Federal Tax Considerations. . . . . . . . . . . . . . . . . . . .  33
     General. . . . . . . . . . . . . . . . . . . . . . . . . . .  33
     Taxation of Hart Life and the Separate Account . . . . . . .  33
     Taxation of Annuities - General Provisions Affecting
          Purchasers other than Qualified Retirement Plans. . . .  33
     Federal Income Tax Withholding . . . . . . . . . . . . . . .  40
     General Provisions Affecting Qualified Retirement Plans. . .  40
     Annuity Purchases by Nonresident Aliens and Foreign
           Corporations . . . . . . . . . . . . . . . . . . . . .  40
     Generation Skipping Transfers. . . . . . . . . . . . . . . .  40
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . .  40
   How we Sell our Annuity. . . . . . . . . . . . . . . . . . . .  40
   Legal Matters and Experts. . . . . . . . . . . . . . . . . . .  41
Additional Information. . . . . . . . . . . . . . . . . . . . . .  42
Appendix I Information Regarding Tax-Qualified Plans. . . . . . .  43
Appendix II -- Accumulation Unit Values . . . . . . . . . . . . .  46
Table of Contents to Statement of Additional Information. . . . .  47


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                                       8


                           Glossary of Special Terms

Accumulation Unit: A unit of measure we use to calculate values before we begin to make payments to you.

Administrative Office of Hart Life: Located at 200 Hopmeadow Street, Simsbury, CT 06089.

Annual Maintenance Fee: An annual $30 charge for annuities having a value of less than $50,000 on the most recent Contract Anniversary or when the annuity is surrendered in full. The charge is deducted proportionately from the investment options in use at the time.

Annual Withdrawal Amount: The amount that can be withdrawn in any Contract Year before we charge you a surrender charge.

Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed.

Annuity Commencement Date: The date we start to make payments to you.

Annuity Unit: A unit of measure we use to calculate the value of the payments we make to you.

Beneficiary: The person entitled to receive the payment of the death benefit upon the death of you or the Annuitant.

Code: The Internal Revenue Code of 1986, as amended.

Commission: The Securities and Exchange Commission.

Contingent Annuitant: The person you may designate who becomes the Annuitant if the original Annuitant dies before we start making payments to you.

Contract: The contract is the individual annuity and any endorsements or riders. If you are enrolled under a group annuity, you receive a certificate rather than a contract.

Contract Anniversary: The anniversary of the Contract Date.

Contract Owner or You: The owner of the annuity.

Contract Value: The total value of your Sub-Accounts plus any amounts you have in the Fixed Account.

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                                       9


Contract Year: A period of 12 months commencing with the Contract Date the first year and the Contract Anniversary after the first year.

Death Benefit: The amount we pay when you or the Annuitant dies.

Due Proof of Death: A certified copy of a death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to Hart Life.

Fixed Account: This is an account which is part of our General Account and you may allocate all or a portion of your payments or Contract Value to this account.

Funds: The Funds described in this Prospectus and any supplements.

General Account: Our General Account that is all our assets other than the assets in our separate accounts.

Hart Life (or us): Hart Life Insurance Company.

Maximum Anniversary Value: One of the values we use to determine your Death Benefit. It is determined annually on your anniversary date and is equal to the highest value your annuity reached on any annuity anniversary date. The maximum anniversary value is calculated only up to age 80, and we use that value each year after age 80 as your maximum anniversary value.

Premium Tax: A tax charged by a state or municipality on premium payments.

Separate Account: For this annuity, the separate account is Separate Account One of Hart Life Insurance Company.

Sub-Account: Divisions established within the Separate Account.

Termination Value: What we pay you if you terminate your annuity before we begin to make payments to you.

Valuation Day: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

Valuation Period: The period between the close of business on successive Valuation Days.

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                                      10


                                    FEE TABLE

                       CONTRACT OWNER TRANSACTION EXPENSES

     Sales charge imposed on purchases (as a percentage of Premium Payments)..........    None
     Contingent deferred sales charge (as a percentage of amounts Surrendered) (1)
              First Year (2)..........................................................      6%
              Second Year.............................................................      6%
              Third Year..............................................................      5%
              Fourth Year.............................................................      5%
              Fifth Year..............................................................      4%
              Sixth Year..............................................................      3%
              Seventh Year............................................................      2%
              Eighth Year.............................................................      0%
 ANNUAL MAINTENANCE FEE (3)...........................................................     $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value)
          MORTALITY AND EXPENSE RISK CHARGE...........................................   1.25%
 Total Separate Account Annual Expenses...............................................   1.25%

        ------------

        1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. See "Charges and Fees -- The Contingent Deferred Sales Charge." The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.

        2)   Length of time from each Premium Payment.

        3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.

The purpose of the Fee Table and Example is to assist you in understanding various costs and expenses that you will pay directly or indirectly. The Fee Table and Example reflect the Contingent Deferred Sales Charge, Annual Maintenance Fee, maximum Separate Account Annual Expenses, and expenses of the underlying Funds. We will deduct any Premium Taxes that apply. The Example assumes that any fee waivers or expense reimbursements for the underlying Funds will continue for the period shown in the Example. If you do not select all of the optional benefits, your expenses would be lower than those shown in the Example.

The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example table, Hartford assumes a Contract Value of $40,000 to illustrate the charges that would be deducted. Our average Contract Value is $80,000, but we use a smaller Contract Value so that we can show you the highest possible deductions. The Example assumes that the Annual Maintenance Fee will always be deducted if the Contract is Surrendered. If your Contract Value is $50,000 or more, Hartford waives the Annual Maintenance Fee, so the Example shows charges that are higher than you would have to pay. We change the Annual Maintenance Fee for a $40,000 Contract Value into a percentage to more easily calculate the charges. The percentage we use is 0.075%.

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                                      11


                         ANNUAL FUND OPERATING EXPENSES
                            AS OF THE FUND'S YEAR END
                         (As a percentage of net assets)



                                                                                                    TOTAL FUND
                                                                                                     OPERATING
                                                                  MANAGEMENT         OTHER           EXPENSES
                                                                     FEES           EXPENSES       (INCLUDING ANY
                                                                (INCLUDING ANY    (INCLUDING ANY    WAIVERS AND ANY
                                                                  WAIVERS)       REIMBURSEMENTS)   REIMBURSEMENTS)

Hartford Bond HLS Fund                                              0.48%            0.03%             0.51%
Hartford High Yield HLS Fund                                        0.77%            0.04%             0.81%
Hartford Index HLS Fund                                             0.40%            0.03%             0.43%
Hartford Money Market HLS Fund                                      0.45%            0.03%             0.48%
Hartford Mortgage Securities HLS Fund                               0.45%            0.03%             0.48%

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                                       12

EXAMPLE

YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT AT THE END OF THE APPLICABLE TIME PERIOD ASSUMING A 5% ANNUAL RETURN ON ASSETS.

                      IF YOU SURRENDER                     IF YOU ANNUITIZE                     IF YOU DO NOT SURRENDER
                      YOUR CONTRACT:                       YOUR CONTRACT:                       YOUR CONTRACT:
        SUB-ACCOUNT   1 YEAR  3 YEARS  5 YEARS  10 YEARS   1 YEAR  3 YEARS  5 YEARS  10 YEARS   1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------------------------------------------------------
Hartford Bond
HLS Fund                $74     $108     $140     $217       $18      $57      $99     $216       $19      $58    $100      $217
----------------------------------------------------------------------------------------------------------------------------------
Hartford High
Yield HLS Fund          $77     $117     $156     $249       $21      $67     $115     $248       $22      $68    $116      $249
----------------------------------------------------------------------------------------------------------------------------------
Hartford Index
HLS Fund                $73     $105     $136     $208       $17      $55      $95     $207       $18      $56     $96      $208
----------------------------------------------------------------------------------------------------------------------------------
Hartford Money
Market HLS Fund         $74     $107     $139     $214       $18      $56      $98     $213       $19      $57     $99      $214
----------------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage
Securities HLS Fund     $74     $107     $139     $214       $18      $56      $98     $213       $19      $57     $99      $214
----------------------------------------------------------------------------------------------------------------------------------


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                                       13


                                     SUMMARY

How do I purchase the annuity?

You must complete our enrollment form and submit it to us for approval with your first payment. Your first payment must be at least $1,000 and subsequent payments must be at least $500. If you wish to make automatic monthly payments into your annuity, you may enroll in our pre-authorized checking program. Under this program, your subsequent monthly payments can be as low as $50.

For a limited time, usually ten days after you receive your annuity, you may cancel your annuity without paying a sales charge.

What type of sales charge will I pay?

You don't pay a sales charge when you purchase your annuity. We may charge you a deferred sales charge when you terminate or withdraw amounts invested in your annuity. We assess a sales charge on amounts withdrawn that exceed 10% of the total amounts you have paid into your annuity if these amounts have been in your annuity for less than seven years. The sales charge is applied to amounts withdrawn that exceed 10% of the total amounts paid in and will depend on the length of time the payment you made has been in your annuity.
If the amount you paid has been in your annuity:

X  For less than two years, the charge is 6%.
X For more than two years and less than four years, the charge is 5%. X For more than four years and less than five years, the charge is 4%. X For more than five years and less than six years, the charge is 3%
X  For more than six years and less than seven years, the charge is 2%.

You won't be charged a sales charge on:
X  Payments that have been in your annuity for more than seven years.
X  distributions made due to death
X  most payments we make to you as part of your annuity payments
See "Contingent Deferred Sales Charge" for a complete description of how sales charges are assessed.

Is there an Annual Maintenance Fee?

Yes. We deduct a $30.00 fee each year on the anniversary of your purchase or when you terminate your annuity, if the value of your annuity is less than $50,000.

What charges will I pay on an annual basis?

You pay two different types of charges each year. The first type of charge is the fee you pay for insurance. This charge is:


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                                       14


- A mortality and expense risk charge that is subtracted daily and is equal to an annual payment of 1.25% of your money invested in the funds.

The second type of charge is the fee you pay for the funds. See the Annual Fund Operating Expenses Table for more complete information and the Funds' prospectuses accompanying this prospectus.

Can I take out any of my money?

/ / You may withdraw all or part of the amounts you have invested at any time before we start making payments to you.

/ / Each year you may withdraw up to 10% of your payments without having to pay a sales charge.

You may have to pay tax on the money you take out and, if you take money out before you are 59 1/2 you may have to pay a tax penalty.

Will we pay a Death Benefit?

There is a Death Benefit if you, your joint owner or your annuitant (the person on whose life this annuity is based), dies before we begin to make payments to you. The death benefit will be determined as of the date we receive acceptable proof of death and will be the greater of:

- The total payments you have made to us minus any amounts you have taken out, or
-  The total value of your annuity, or
- Your maximum anniversary value, which is the highest value your annuity reached on any annuity anniversary date up to age 80, reduced by any subsequent withdrawals and increased by any subsequent payments.

What payment options are available?

When it comes time for us to pay you, you may choose one of the following annuity payment options, or receive a lump sum:

     - Life Annuity where we make scheduled payments to you for the rest of your life.

Payments under this option stop upon the death of the annuitant, even if the annuitant dies after one payment.

     - Life Annuity with 120, 180 or 240 Monthly Payments Certain where we make payments to you for your life but you are at least guaranteed payments for 120, 180 or 240 months, whichever you select. If the annuitant dies before the end of the period selected, we will continue to make payments to your beneficiary until the end of the period selected.

     - Joint and Last Survivor Annuity where we make payments during the lifetime of you and another designated individual and then throughout the remaining lifetime of the survivor.

     - Payments for a Designated Period where we make payments for a specified time between 5 and 30 years. If the annuitant dies before the end of the specified time, we pay the beneficiary the present value of the annuity in one lump sum or continue making the


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                                       15


        payments to the beneficiary. You may terminate this option after payments have started.

You must begin to take payments before the annuitiant's 90th birthday or earlier in some states. If you do not tell us what payment option you want before that time, we will pay you under the Payment of a Designated Period option for 5 years from the annuitiant's 90th birthday.

                                     ABOUT US

                           HART LIFE INSURANCE COMPANY

     Hart Life Insurance Company ("Hart Life") is a stock life insurance company engaged in the business of writing life insurance in all states of the United States and the District of Columbia. Hart Life was originally incorporated under the laws New Jersey on July 9, 1965 and was redomesticated to Connecticut on November 23, 1998. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. On December 22, 1999, Hart Life changed its name from Alpine Life Insurance Company to Hart Life Insurance Company. Hart Life is ultimately controlled by Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


                                  SEPARATE ACCOUNT

     The Separate Account was established on September 1, 1998. It is the Separate Account in which Hart Life sets aside and invests the assets attributable to variable annuity Contracts, including the Contracts sold under this Prospectus. Separate Account assets are held by Hart Life under a safekeeping arrangement. Although the Separate Account is an integral part of Hart Life, it is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve Commission supervision of the management or the investment practices or policies of the Separate Account or Hart Life. The Separate Account meets the definition of "separate account" under federal securities law.

     Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Contracts. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Contracts, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business Hart Life may conduct. Contract Values allocated to the Separate Account is not affected by the rate of return of Hart Life's General Account, nor by the investment performance of any of Hart Life's other separate accounts. The Separate Account may be subject to liabilities arising from a Sub-Account of the Separate Account whose assets are attributable to other variable annuity Contracts or variable life insurance policies offered by the Separate Account which are not described in this Prospectus. However, all obligations arising under the Contracts are general corporate obligations of Hart Life.

     Hart Life does not guarantee the investment results of the Separate Accounts or any of the

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                                       16


underlying investment options. There is no assurance that the value of a Contract during the years prior to retirement or the aggregate amount of the Variable Annuity payments will equal the total of Premium Payments made under the Contract. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks are more fully described in the accompanying Funds' prospectus.

                                    THE FUNDS

Hartford HLS Funds are sponsored and administered by Hartford. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.

Hartford Bond HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, and Hartford Mortgage Securities HLS Fund are each a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.

Hartford High Yield HLS Fund is a series of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.

The shares of each Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this Annuity.


We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectus and Funds' Statement of Additional Information, which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

The investment goals of each of the Funds are as follows:

HARTFORD BOND HLS FUND -- Seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies, by investing primarily in debt securities. Sub-advised by HIMCO.

HARTFORD HIGH YIELD HLS FUND -- Seeks high current income by investing in non-investment grade debt securities. Growth of capital is a secondary objective. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please read the prospectus for this Fund. Sub-advised by HIMCO.

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                                       17

HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate. Sub-advised by HIMCO.

HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.

HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectus.

VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

-    Arrange for the handling and tallying of proxies received from Contract
     Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.


Substitutions, Additions, or Deletions of Investments - We reserve the right, subject to any applicable law, to make certain changes to the investment options offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available

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                                       18


to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Payments or transfers from existing Sub-Accounts.

We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, We may, by appropriate endorsement, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. If we decide that it is in the best interest of Contracts Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

Administrative Services - Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative services and the Funds pay a fee to Hartford that is usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family.

                                 THE FIXED ACCOUNT

     THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

     Premium Payments and Contract Values allocated to the Fixed Account become a part of the general assets of Hart Life. Hart Life invests the assets of the General Account in accordance with applicable law governing the investments of Insurance Company General Accounts.

     Currently, Hart Life guarantees that it will credit interest at a rate of not less than 3% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. However, Hart Life reserves the right to change the rate according to state insurance law. Hart Life may credit interest at a rate in excess of 3% per year. There is no specific formula for the determination of excess interest credits. Some of the factors that Hart Life may consider in determining whether to credit excess interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on Hart Life's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF HART LIFE. THE OWNER ASSUMES THE

RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.

From time to time, Hart Life may credit increased interest rates to you under certain programs established at the discretion of Hart Life.

                          PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

All of the Sub-Accounts may include total return in advertisements or other sales material.

When a Sub-Account advertises its standardized total return, it will be calculated to a date not earlier than the effective date of the Separate Account. This figure will usually be calculated for one year, five years, and ten years or some other relevant period if the Separate Account has not been in existence for one, five or ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise non-standardized total returns that pre-date the inception of the Separate Account. This figure will usually be calculated for one year, five years, and ten years or other relevant period if the Separate Account has not been in existence for one, five or ten years. This non-standardized total return is measured in the same manner as the standardized total return described above, except that the Annual Maintenance Fee is not deducted. Therefore, this non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized total returns.

Certain Sub-Accounts, if applicable, may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.

The Money Market Fund Sub-Account may advertise yield and effective yield. The yield of the Money Market Fund Sub-Account is based upon the income earned by the Sub-Account over a 7-day period and then annualized, i.e. the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the Annual Maintenance Fee.

Hart Life may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                                    YOUR ANNUITY

     The Contracts are individual tax-deferred Variable Annuity Contracts designed for retirement planning purposes and may be purchased by any individual, including any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code; annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code; Individual Retirement Annuities adopted according to Section 408 of the Code; employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and certain eligible deferred compensation plans as defined in Section 457 of the Code ("Qualified Contracts"). The maximum issue age for the Contract is 85 years old.

     If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.

                                      PAYMENTS

     Generally, the minimum initial Premium Payment is $1,000; the minimum subsequent payment is $500, if you are in the InvestEase program the minimum subsequent payment is $50. Certain plans may make smaller periodic payments. Each Premium Payment may be split among the various Sub-Accounts and/or the Fixed Account subject to minimum amounts then in effect.

     Refund Rights - If you are not satisfied with your purchase, you may cancel the Contract by returning it within ten days (or longer in some states) after you receive it. A written request for cancellation must accompany the Contract. In such event, Hart Life will, without deduction for any charges normally assessed thereunder, pay you an amount equal to the Contract Value on the date of receipt of the request for cancellation. You bear the investment risk during the period prior to Hart Life's receipt of request for cancellation. Hart Life will refund the premium paid only for individual retirement annuities (if returned within seven days of receipt) and in those states where required by law.

     Crediting and Valuation - The balance of the initial Premium Payment remaining after the deduction of any applicable Premium Tax is credited to your Contract within two business days of receipt of a properly completed application or an order to purchase a Contract and the initial Premium Payment by Hart Life at its Administrative Office. It will be credited to the Sub-Account(s) and/or the Fixed Account in accordance with your election. If the application or other information is incomplete when received, the balance of the initial Premium Payment, after deduction of any applicable Premium Tax, will be credited to the Sub-Account(s) or the Fixed Account within five business days of receipt. If the initial Premium Payment is not credited within five business days, the Premium Payment will be immediately returned unless you have been informed of the delay and request that the Premium Payment not be returned.

     The number of Accumulation Units in each Sub-Account to be credited to a Contract will be determined by dividing the portion of the Premium Payment being credited to each Sub-Account by the value of an Accumulation Unit in that Sub-Account on that date.

     Subsequent Premium Payments are priced on the Valuation Day received by Hart Life in its Administrative Office.

                                   CONTRACT VALUE

     The value of the Sub-Account investments under your Contract at any time prior to the commencement of annuity payments can be determined by multiplying the total number of Accumulation Units credited to your Contract in each Sub-Account by the then current Accumulation Unit values for the applicable Sub-Account. The value of the Fixed Account under your Contract will be the amount allocated to the Fixed Account plus interest credited.

     You will be advised at least semiannually of the number of Accumulation Units credited to each Sub-Account, the current Accumulation Unit values, the Fixed Account value, and the total value of your Contract.

     Accumulation Unit Values - The Accumulation Unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The "Net Investment Factor" for each of the Sub-Accounts is equal to (a) the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gains distributed by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period, (b) minus the mortality and expense risk charge and the administration charge described below. You should refer to the prospectus for each of the Funds which accompanies this Prospectus for a description of how the assets of each Fund are valued since each determination has a direct bearing on the Accumulation Unit value of the Sub-Account and therefore the value of a Contract. The Accumulation Unit Value is affected by the performance of the underlying Fund(s), expenses and deduction of the charges described in this Prospectus.

     Valuation of Fund Shares - The shares of the Fund are valued at net asset value on each Valuation Day. A complete description of the valuation method used in valuing Fund shares may be found in the accompanying Funds' prospectus.

     Valuation of the Fixed Account - Hart Life will determine the value of the Fixed Account by crediting interest to amounts allocated to the Fixed Account.

                                     TRANSFERS

     You may transfer the values of your Sub-Account allocations from one or more Sub-Accounts to another free of charge. However, Hart Life reserves the right to limit the number of transfers to twelve (12) per Contract Year, with no two (2) transfers occurring on consecutive Valuation Days. Transfers by telephone may be made by You or by the attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted by some states.

     The policy of Hart Life and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hart Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures Hart Life follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.

     Hart Life may permit the Contract Owner to pre-authorize transfers among Sub-Accounts and between Sub-Accounts and the Fixed Account under certain circumstances. Transfers between the Sub-Accounts may be made both before and after Annuity payments commence (limited to once a quarter) provided that the minimum allocation to any Sub-Account may not be less than $500. No minimum balance is required in any Sub-Account.

     It is the responsibility of the Contract Owner to verify the accuracy of all confirmations of transfers and to promptly advise Hart Life of any inaccuracies within 30 days of receipt of the confirmation. Hart Life will send the Contract Owner a confirmation of the transfer within five days from the date of any instruction.

SUB-ACCOUNT TRANSFER RESTRICTIONS - This Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in international arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in Fund pricing should not purchase this Contract. These abusive or disruptive transfers can have an adverse impact on management of a Fund, increase Fund expenses and affect Fund performance.

Effective August 1, 2001, Hartford introduced a new policy for transfers between Sub-Accounts, which is designed to protect Contract Owners from abusive or disruptive trading activity:

- You may submit 20 Sub-Account transfers each Contract Year for each Contract by U.S. Mail, Voice Response Unit, Internet, telephone, or facsimile.

- Once these 20 Sub-Account transfers have been executed, you may submit any additional Sub-Account transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

We will apply the new policy to your Contract during the period starting August 1, 2001 through your next Contract Anniversary, and then during each Contract Year thereafter.

In addition, if your initial Premium Payment is $1 million or more, or if you are acting on behalf of multiple Contract Owners with aggregate Contract Values of $2 million or more, you may be required to sign a separate agreement with Hartford which includes additional restrictions before you may submit any Sub-Account transfers.

ABUSIVE TRANSFERS - Regardless of the number of transfers you have made, we will monitor Sub-Account transfers and we may terminate your transfer privileges until your next contract anniversary if we determine that you are engaging in a pattern of transfers that is disadvantageous or potentially harmful to other Contract Owners. We will consider the following factors:

-    the dollar amount of the transfer;
-    the total assets of the Funds involved in the transfer;
-    the number of transfers completed in the current calendar quarter; or
- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies.

We will send you a letter after your 10th Sub-Account transfer to remind you of our Sub-Account transfer policy. After your 20th transfer, or after any time we determine that you are engaging in a pattern of abusive transfers, we will send you a letter to notify you that your transfer privileges have been restricted or terminated under our policy until your next Contract Anniversary.

None of these restrictions are applicable to Sub-Account transfers made under a Dollar Cost Averaging Program or other systematic transfer program.

We will continue to monitor transfer activity and Hartford may modify these restrictions at any time.

     Transfers from the Fixed Account into a Sub-Account may be made at any time during the Contract Year. The maximum amount which may be transferred from the Fixed Account during any Contract Year is the greater of 30% of the Fixed Account balance as of the last Contract Anniversary or the greatest amount of any prior transfer from the Fixed Account. If Hart Life permits pre-authorized transfers from the Fixed Account to the Sub-Accounts, this restriction is inapplicable. Also, if any interest rate is renewed at a rate of at least one percentage point less than the previous rate, the Contract
Owner may elect to transfer up to 100% of the funds receiving the reduced rate within 60 days of notification of the interest rate decrease. Generally, transfers may not be made from any Sub-Account into the Fixed Account for the six-month period following any transfer from the Fixed Account into one or more of the Sub-Accounts. Hart Life reserves the right to modify the limitations on transfers from the Fixed Account and to defer transfers from the Fixed Account for up to six months from the date of request.


                                      CHARGES

Contingent Deferred Sales Charges  ("Sales Charges")

     Purpose of Sales Charges - Sales Charges cover expenses relating to the sale and distribution of the Contracts, including commissions paid to distributing organizations and its sales personnel, the cost of preparing sales literature and other promotional activities. If these charges are not sufficient to cover sales and distribution expenses, Hart Life will pay them from its general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.

     Assessment of Sales Charges - There is no deduction for sales expenses from Premium Payments when made, however, a Sales Charge may be assessed against Premium Payments when surrendered. The length of time from receipt of a Premium Payment to the time of surrender determines the percentage of the Sales Charge. Premium payments are deemed to be surrendered in the order in which they were received.

     During the first seven years from each Premium Payment, a Sales Charge will be assessed against the surrender of Premium Payments. During this time, all surrenders in excess of the Annual Withdrawal Amount will be first from Premium Payments and then from earnings. The Annual Withdrawal Amount is first from earnings and then from Premium Payments. After the seventh Contract Year, all surrenders will first be taken from earnings and then from Premium Payments and a Sales Charge will not be assessed against the surrender of earnings. If an amount equal to all earnings has been surrendered, a Sales Charge will not be assessed against Premium Payments received more than seven years prior to surrender, but will be assessed against Premium Payments received less than seven years prior to surrender. For additional information, see Federal Tax Considerations.

     Upon receipt of a request for a full surrender, Hart Life will assess any applicable Sales Charge against the surrender proceeds representing the lesser of: (1) aggregate Premium Payments not previously withdrawn or (2) the Contract Value, less the Annual Withdrawal Amount available at the time of the full surrender, less the Annual Maintenance Fee, if applicable. Taking the Annual Withdrawal Amount prior to the full surrender may, depending upon the amount of investment gain experienced, reduce the amount of any Sales Charge paid.

     The Sales Charge is a percentage of the amount surrendered (not to exceed the aggregate amount of the Premium Payments made) and equals:

                           Charge       Length of time from
                                        Premium Payment
                                        (Number of Years)
                           6%           1
                           6%           2
                           5%           3
                           5%           4
                           4%           5
                           3%           6
                           2%           7
                           0%           8 or more

Payments Not Subject to Sales Charges

     Annual Withdrawal Amount - During the first seven years from each Premium Payment, on a non-cumulative basis, You may make a partial surrender of Contract Values of up to 10% of the aggregate Premium Payments, as determined on the date of the requested surrender, without the application of the Sales Charge. After the seventh year from each Premium Payment, also on a non-cumulative basis, You may make a partial surrender of 10% of Premium Payments made during the seven years prior to the surrender and 100% of the Contract Value less the Premium Payments made during the seven years prior to the surrender.

     Extended Withdrawal Privilege - This privilege allows Annuitants who attain age 70 1/2 with a Contract held under an Individual Retirement Account or 403(b) plan to surrender an amount equal to the required minimum distribution for the stated Contract without incurring a Sales Charge or not subject to a Sales Charge.

Waivers of Sales Charges

     Death of the Annuitant or Contract Owner or Payments Under an Annuity Option - No Sales Charge otherwise applicable will be assessed in the event of death of the Annuitant, death of the Contract Owner or if payments are made under an Annuity option (other than a surrender out of Annuity Option 4) provided for under the Contract.

     Other Plans or Programs - Certain plans or programs established by Hart Life from time to time may have different surrender privileges.

Mortality and Expense Risk Charge

     For assuming these risks under the Contracts, Hart Life will make a daily charge at the rate of 1.25% per annum against all Contract Values held in the Sub-Accounts during the life of the Contract (estimated at .90% for mortality and .35% for expense). Although Variable Annuity payments made under the Contracts will vary in accordance with the investment performance of the underlying Fund shares held in the Sub-Account(s), the payments will not be affected by (a) Hart Life's actual mortality experience among Annuitants before or after the Annuity Commencement Date or (b) Hart Life's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by Hart Life.

     There are two types of mortality undertakings: those made during the accumulation or deferral phase and those made during the annuity payout phase. The mortality undertaking made by Hart Life in the accumulation phase is that Hart Life may experience a loss resulting from the assumption of the mortality risk relative to the guaranteed death benefit in event of the death of an Annuitant or Contract Owner before commencement of Annuity payments, in periods of declining value or in periods where the contingent deferred sales charges would have been applicable. The mortality undertakings provided by Hart Life during the annuity payout phase are to make monthly Annuity payments (determined in accordance with the 1983a Individual Annuity Mortality Table and other provisions contained in the Contract) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. Hart Life also assumes the liability for payment of a minimum death benefit under the Contract. These mortality undertakings are based on Hart Life's determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the annuity payment period deviates from Hart Life's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hart Life must provide amounts from its general funds to fulfill its contractual obligations. Hart Life will bear the loss in such a situation.

     During the accumulation phase, Hart Life also provides an expense undertaking. Hart Life assumes the risk that the contingent deferred sales charges and the Annual Maintenance Fee for maintaining the Contracts prior to the Annuity Commencement Date may be insufficient to cover the actual cost of providing such items.

Annual Maintenance Fee

     Each year, on each Contract Anniversary on or before the Annuity Commencement Date, Hart Life will deduct an Annual Maintenance Fee, if applicable, from Contract Values to reimburse it for expenses relating to the maintenance of the Contract, the Fixed Account, and the Sub-Account(s) thereunder. If during a Contract Year the Contract is surrendered for its full value, Hart Life will deduct the Annual Maintenance Fee at the time of such surrender. The fee is a flat fee that will be due in the full amount regardless of the time of the Contract Year that Contract Values are surrendered. The Annual Maintenance Fee is $30.00 per Contract Year for Contracts with less than $50,000 Contract Value on the Contract Anniversary. Fees will be deducted on a pro rata basis according to the value in each Sub-Account and the Fixed Account under a Contract.

Premium Taxes

     Charges are also deducted for premium tax, if applicable, imposed by state or other governmental entity. Certain states impose a premium tax, currently ranging up to 3.5%. Some states assess the tax at the time purchase payments are made; others assess the tax at the time of annuitization.
Hart Life will pay Premium Taxes at the time imposed under applicable law.
At its sole discretion, Hart Life may deduct Premium Taxes at the time
Hart Life pays such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time the Contract annuitizes.

Fund Charges

     The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These changes are described in the Funds' prospectuses accompanying this Prospectus.

Exceptions to Charges Under the Contract

     Hart Life may offer, at its discretion, reduced fees and charges including, but not limited to, the contingent deferred sales charges, the mortality and expense risk charge and the maintenance fee for certain sales (including employer sponsored savings plans) under circumstances which may result in savings of certain costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

                                   DEATH BENEFITS

     The Contract provides that, in the event the Annuitant dies before the selected Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If (1) the Annuitant dies before the Annuity Commencement Date and either (a) there is no designated Contingent Annuitant or (b) the Contingent Annuitant predeceases the Annuitant, or (2) if any Contract Owner dies before the Annuity Commencement Date, the Beneficiary as determined under the Contract Control Provisions, will receive the Death Benefit as determined on the date of receipt of Due Proof of Death by Hart Life in its Administrative Office. With regard to Joint Contract Owners, at the first death of a joint Contract Owner prior to the Annuity Commencement Date, the Beneficiary will be the surviving Contract Owner notwithstanding that the beneficiary designation may be different.

     Guaranteed Death Benefit - If the Annuitant dies before the Annuity Commencement Date and there is no designated Contingent Annuitant surviving, or if the Contract Owner dies before the Annuity Commencement Date, the Beneficiary will receive the greatest of (a) the Contract Value determined as of the day written proof of death of such person is received by Hart Life, or
(b) 100% of the total Premium Payments made to such Contract, reduced by the dollar amount of any partial surrenders since the issue date, or (c) the Maximum Anniversary Value immediately preceding the date of death. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from the following:

     As of the date of receipt of Due Proof of Death, Hart Life will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by the dollar amount of any premium payments made since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary.

     If the Annuitant or You, as applicable, die after the Annuity Commencement Date, then the Death Benefit will equal the present value of any remaining payments under the elected Annuity Option. In computing such present value for the portion of such remaining payments attributable to the Separate Account, Hart Life will assume a net investment rate of 5.0% per year.

     Payment of Death Benefit - The calculated Death Benefit will remain invested in the Separate Account in accordance with the allocation instructions given by the Contract Owner until the proceeds are paid or Hart Life receives new instructions from the Beneficiary. During the time period between Hart Life's receipt of written notification of Due Proof of Death and Hart Life's receipt of the completed settlement instructions, the calculated Death Benefit will remain invested in the Sub-Account(s) previously elected by the Contract Owner and will be subject to market fluctuations. The Death Benefit may be taken in one sum, payable within seven days after the date Due Proof of Death is received, or under any of the settlement options then being offered by Hart Life provided, however, that:
(a) in the event of the death of any Contract Owner prior to the Annuity Commencement Date, the entire interest in the Contract will be distributed within five years after the death of the Contract Owner and (b) in the event of the death of any Contract Owner or Annuitant which occurs on or after the Annuity Commencement Date, any remaining interest in the Contract will be paid at least as rapidly as under the method of distribution in effect at the time of death, or, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such distribution must commence within one year of the date of death. The proceeds due on the death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. However, in the event of the Contract Owner's death where the sole Beneficiary is the spouse of the Contract Owner and the Annuitant or Contingent Annuitant is living, such spouse may elect, in lieu of receiving the death benefit, to be treated as the Contract Owner. The Contract Value and the Maximum Anniversary Value of the Contract will be unaffected by treating the spouse as the Contract Owner.

     If the Contract is owned by a corporation or other non-individual, the Death Benefit payable upon the death of the Annuitant prior to the Annuity Commencement Date will be payable only as one sum or under the same settlement options and in the same manner as if an individual Contract Owner died on the date of the Annuitant's death.

     There may be postponement in the payment of Death Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

Annuity Proceeds Settlement Option

     Proceeds from the Death Benefit may be left with Hart Life for a period not to exceed five years from the date of the Contract Owner's death prior to the Annuity Commencement Date. These proceeds will remain in the Sub-Account(s) to which they were allocated at the time of death unless the Beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time without a contingent deferred sales charge. In the event of withdrawals, the remaining value will equal the Contract Value of the proceeds left with Hart Life, minus any withdrawals.


                                    WITHDRAWALS

     Full Surrenders - At any time prior to the Annuity Commencement Date (and after the Annuity Commencement Date with respect to values applied to Annuity Option 4 or the Annuity Proceeds Settlement Option), the Contract Owner has the right to terminate the Contract. In such event, the Termination Value of the Contract may be taken in the form of a lump sum cash settlement.

     Under any of the Annuity options excluding Annuity Option 4 and the Annuity Proceeds Settlement Option, no surrenders are permitted after Annuity payments commence. Partial surrenders are permitted out of Annuity Option 4 (subject to any contingent deferred sales charges), but check with your tax advisor because there may be adverse tax consequences. Full or partial withdrawals may be made from the Annuity Proceeds Settlement Option at any time and contingent deferred sales charges will not be applied.

     The Termination Value of the Contract is equal to the Contract Value less any applicable Premium Taxes, the Annual Maintenance Fee if applicable and any applicable contingent deferred sales charges. The Termination Value may be more or less than the amount of the Premium Payments made to a Contract.

     Partial Surrenders - You may make a partial surrender of Contract Values at any time prior to the Annuity Commencement Date so long as the amount surrendered is at least equal to the minimum amount rules then in effect. Additionally, if the remaining Contract Value following a surrender is less than $500 ($1,000 in New York), Hart Life will terminate the Contract and pay the Termination Value. For Contracts issued in Texas, there is an additional requirement that the Contract will not be terminated when the remaining Contract Value after a surrender is less than $500 unless there were no Premium Payments made during the previous two Contract Years.

     In requesting a partial withdrawal you should specify the Sub-Account(s) and/or the Fixed Account from which the partial withdrawal is to be taken. Otherwise, such withdrawal and any applicable contingent deferred sales charges will be effected on a pro rata basis according to the value in the Fixed Account and each Sub-Account under a Contract.

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                                     29


     Hart Life may permit You to pre-authorize partial surrenders subject to certain limitations then in effect.

     Payment of Surrender Benefits - Payment on any request for a full or partial surrender from the Sub-Accounts will be made as soon as possible and in any event no later than seven days after the written request is received by Hart Life at its Administrative Office. Hart Life may defer payment of any amounts from the Fixed Account for up to six months from the date of the request for surrender. If Hart Life defers payment for more than 30 days (10 working days in New York), Hart Life will pay interest of at least 3% per annum on the amount deferred.

     There may be postponement in the payment of Surrender Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

     CERTAIN QUALIFIED CONTRACT SURRENDERS - THERE ARE CERTAIN RESTRICTIONS ON
SECTION 403(b) TAX SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(b) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/EMPLOYEE HAS
A) ATTAINED AGE 59 1/2, B) SEPARATED FROM SERVICE, C) DIED, D) BECOME DISABLED OR E) EXPERIENCED FINANCIAL HARDSHIP. (CASH VALUE INCREASES MAY NOT BE DISTRIBUTED PRIOR TO AGE 59 1/2 FOR HARDSHIPS.)

     DISTRIBUTIONS PRIOR TO AGE 59 1/2 DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%.

     HART LIFE WILL NOT ASSUME ANY RESPONSIBILITY IN DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 ACCOUNT VALUES.

     ANY SUCH FULL OR PARTIAL SURRENDER DESCRIBED ABOVE MAY AFFECT THE CONTINUING TAX QUALIFIED STATUS OF SOME CONTRACTS OR PLANS AND MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CONTRACT OWNER. THE CONTRACT OWNER, THEREFORE, SHOULD CONSULT WITH HIS TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS.")

                               SETTLEMENT PROVISIONS

     You select an Annuity Commencement Date and an Annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be

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                                     30


deferred beyond the Annuitant's 90th birthday. The Annuity Commencement Date and/or the Annuity option may be changed from time to time, but any change must be at least 30 days prior to the date on which annuity payments are scheduled to begin. The Contract allows you to change the Sub-Accounts on which variable payments are based after payments have commenced once every three months. Any Fixed Annuity allocation may not be changed.

     The Contract contains the four Annuity payment options. Annuity Options 2, 4, and the Annuity Proceeds Settlement Option are available to Qualified Contracts only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS, or if none is prescribed, the mortality table then in use by Hart Life. With respect to Non-Qualified Contracts, if you do not elect otherwise, payments in most states will automatically begin at the Annuitant's age 90 (with the exception of states that do not allow deferral past age 85) under Annuity Option 2 with 120 monthly payments certain. For Qualified Contracts and Contracts issued in Texas, if you do not elect otherwise, payments will begin automatically at the Annuitant's age 90 under Annuity Option 1 to provide a life Annuity. After the Annuity Commencement Date, the Annuity option elected may not be changed.

     Under any of the Annuity options excluding Annuity Option 4, no surrenders are permitted after Annuity payments commence. Partial surrenders are permitted out of Annuity Option 4 (subject to any contingent deferred sales charges), but check with your tax advisor because there may be adverse tax consequences.

     Option 1 - Life Annuity

     A Life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last payment due preceding the death of the Annuitant. This option offers the largest payment amount of any of the Life Annuity options since there is no guarantee of a minimum number of payments nor a provision for a Death Benefit payable to a Beneficiary.

     It would be possible under this option for an Annuitant to receive only one Annuity payment if he died prior to the due date of the second Annuity payment, two if he died before the date of the third Annuity payment, etc.

     Option 2 - Life Annuity with 120, 180 or 240 Monthly Payments Certain

     This Annuity option is an Annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hart Life.

     Option 3 - Joint and Last Survivor Annuity

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                                     31


     An Annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hart Life, the Annuitant may elect that the payment to the survivor be less than the payment made during the joint lifetime of the Annuitant and a designated second person.

     It would be possible under this option for an Annuitant and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

     Option 4 - Payments for a Designated Period

     An amount payable monthly for the number of years selected which may be from 5 to 30 years. Partial surrenders are permitted out of Annuity Option 4 (subject to any contingent deferred sales charges), but check with your tax advisor because there may be adverse tax consequences.

     In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hart Life.

     Annuity Option 4 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertaking under the Contracts thus provide no real benefit to You.

     Hart Life may offer other annuity or settlement options from time to time.

     Variable and Fixed Annuity Payments - When an annuity is effected under a Contract, unless otherwise specified, Contract Values (less applicable Premium Taxes) held in the Sub-Accounts will be applied to provide a Variable Annuity based on the pro rata amount in the various Sub-Accounts. Fixed Account Contract Values will be applied to provide a Fixed Annuity. YOU SHOULD CONSIDER THE QUESTION OF ALLOCATION OF CONTRACT VALUES (LESS APPLICABLE PREMIUM TAXES) AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT OF HART LIFE TO MAKE CERTAIN THAT ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST

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                                     32


SUITED TO YOUR NEEDS FOR RETIREMENT.

     The minimum monthly annuity payment is $50.00. No election may be made which results in a first payment of less than $50.00. If at any time annuity payments are or become less than $50.00, Hart Life has the right to change the frequency of payment to intervals that will result in payments of at least $50.00. For New York Contracts, the minimum monthly annuity payment is $20.00.

     When annuity payments are to commence, the value of the Contract is determined as the sum of (1) the value of the Fixed Account no earlier than the close of business on the fifth Valuation Day preceding the date the first annuity payment is due plus (2) the product of (a) the value of the Accumulation Unit of each Sub-Account on that same day and (b) the number of Accumulation Units credited to each Sub-Account as of the date the annuity is to commence.

     All annuity payments under any option will occur the same day of the month as the Annuity Commencement Date, based on the payment frequency selected by You. Available payment frequencies include monthly, quarterly, semi-annual and annual. The payment frequency may not be changed after payout has begun.

     Variable Annuity - The Contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of annuity for each $1,000 of value of a Sub-Account under a Contract. The first monthly payment varies according to the form and type of Variable Payment Annuity selected. The Contract contains Variable Payment Annuity tables derived from the 1983a Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly Variable Annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts.

     The amount of the first monthly Variable Annuity payment is divided by the value of an Annuity Unit for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity payment period, and in each subsequent month the dollar amount of the Variable Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

     The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the net investment factor for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed investment rate of 5% per annum. The Annuity Unit value used in calculating the amount of the Variable Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day no earlier than the fifth Valuation Day preceding the date of the Annuity payment.

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                                     33


     LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN FROM THE A.I.R.

     Fixed Annuity - Fixed Annuity payments are determined at annuitization by multiplying the Contract Value (less applicable Premium Taxes) by a rate to be determined by Hart Life which is no less than the rate specified in the Fixed Payment Annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity.




                              FEDERAL TAX CONSIDERATIONS

What are some of the federal tax consequences which affect these Contracts?

A.   GENERAL

Since federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

B.   TAXATION OF HART LIFE AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hart Life which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

1. NON-NATURAL PERSONS, CORPORATIONS, ETC. Code Section 72 contains provisions for Contract Owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value of the contract is currently includable in the

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                                     34


     gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:

     -    certain annuities held by structured settlement companies,

     - certain annuities held by an employer with respect to a terminated qualified retirement plan and

     -    certain immediate annuities.

A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.

2. OTHER CONTRACT OWNERS (NATURAL PERSONS). A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

     The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

     a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

          i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

          ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

          iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from

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                                     35


               "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

          iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

          v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

     b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE. Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

          i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

          ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

          iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion

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                                     36


               ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

     c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS. Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may
          be treated as a new Contract for this purpose.   Hart Life believes
          that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

     d.   10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
          PAYMENTS.

          i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

          ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

               1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

               2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

               3. Distributions attributable to a recipient's becoming disabled.

               4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

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                                     37


               5. Distributions made under certain annuities issued in connection with structured settlement agreements.

               6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

     e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR
          TO AUGUST 14, 1982.    If the Contract was obtained by a tax-free
          exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract,
          (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining
          "investment in the contract."   As a result, to the extent that such
          amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

     f.   REQUIRED DISTRIBUTIONS

          i.   Death of Contract Owner or Primary Annuitant

               Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

               1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

               2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

               3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary

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                                     38


                    importance in affecting the timing or amount of the payout under the Contract.

          ii.  Alternative Election to Satisfy Distribution Requirements

               If any portion of the interest of a Contract Owner described in
               i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Distributions must begin within a year of the Contract Owner's death.

          iii. Spouse Beneficiary

               If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this contract.

3. DIVERSIFICATION REQUIREMENTS. The Code requires that investments supporting your Contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

     The Treasury Department's diversification regulations require, among other things, that:

     - no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

     -    no more than 70% is represented by any two investments,

     -    no more than 80% is represented by any three investments and

     -    no more than 90% is represented by any four investments.

     In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

     A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the

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                                     39


     diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

     We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT. In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

     The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

     In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

     The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

     Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.

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                                     40


D.   FEDERAL INCOME TAX WITHHOLDING

     Any portion of a distribution that is current taxable income to the Contract Owner will be subject to the federal income tax withholding and reporting under the Code. Generally, however, a Contract Owner may elect not to have income taxes withheld or to have income taxes withheld at a different rate by filing a completed election form with us. Election forms will be provided at the time distributions are requested.

E.   GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

     The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F.   ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

     The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Hartford. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

G.   GENERATION SKIPPING TRANSFER TAX

     Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an Annuity Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Hartford to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

H.   ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repealed the Federal estate tax and replaced it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the unified credit exemption amount. For 2002, the maximum estate tax rate is 50% and the unified credit exemption amount is $1,000,000.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

                                   MISCELLANEOUS

                              How We Sell Our Annuity

     Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is a wholly owned subsidiary of Hartford Financial Services Group Inc. The principal business address of HSD is the same as that of Hart Life.

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                                     41


     The securities will be sold by salesperson of HSD who represent Hart Life as insurance and variable annuity agents and who are registered representatives.

     HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.

     Commissions will be paid by Hart Life and will not be more than 6% of Premium Payments. From time to time, Hart Life may pay or permit other promotional incentives, in cash or credit or other compensation.

     Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.

     In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hart Life may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hart Life out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

     The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, Hart Life will credit the Contract with an additional 5.0% of the premium payment. This additional percentage of premium payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hart Life; and (2) employees and registered representatives (and their families) of registered broker-dealers (or financial institutions affiliated therewith) that have a sales agreement with Hart Life and its principal underwriter to sell the Contracts.

                             Legal Matters and Experts

     There are no material legal proceedings pending to which the Separate Account is a party.

     Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary, Hart Life Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.

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                                       42


The audited statutory financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to the report on the statutory financial statements of Hart Life Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

                               ADDITIONAL INFORMATION

     Inquiries will be answered by calling your representative or by writing:

Hart Life Insurance Company
Attn: Investment Product Services
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone:  (800) 862-6668


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                                      43

APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. Because of the complexity of the federal tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.

Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.

We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.

1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS -- Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions". Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) -- Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. In general, contributions may not exceed the lesser of (1) 100% of the participant's compensation, and (2) $40,000 (adjusted for increases in cost-of-living). The maximum elective deferral amount is equal to $11,000 for 2002. The contribution limitation may be increased to allow certain "catch-up" contributions for individuals who have attained age 50.

Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

- after the participating employee attains age 59 1/2;

- upon severance from employment;

- upon death or disability; or

- in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.

3. DEFERRED COMPENSATION PLANS UNDER SECTION 457 -- A governmental employer or a tax-exempt employer other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.

Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section 457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount equal to $11,000 for 2002. The plan may provide for additional "catch-up" contributions during the three taxable years ending before the year in which the participant attains normal retirement age. In addition, the contribution limitation may be increased to allow certain "catch-up" contributions for individuals who have attained age 50.

All of the assets and income of an eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

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                                      44

In general, distributions from an eligible Deferred Compensation Plan are prohibited under section 457 of the Code unless made after the participating employee:

- attains age 70 1/2,

- has a severance from employment,

- dies, or

- suffers an unforeseeable financial emergency as defined in the Code.

4. INDIVIDUAL RETIREMENT ANNUITIES ("IRAs") UNDER SECTION 408

TRADITIONAL IRAs -- Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA. Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA.

SIMPLE IRAs -- Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. Hartford is a non-designated financial institution for purposes of the SIMPLE IRA rules.

ROTH IRAs -- Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA may be converted into a Roth IRA or a distribution from a Traditional IRA may be rolled over to a Roth IRA. However, a conversion or a rollover from a Traditional IRA to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.

5. FEDERAL TAX PENALTIES AND WITHHOLDING -- Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.

(a) PENALTY TAX ON EARLY DISTRIBUTIONS Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distribution that is:

- Made on or after the date on which the employee reaches age 59 1/2;

- Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;

- Attributable to the employee's becoming disabled (as defined in the Code);

- Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary;

- Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or

- Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

IN ADDITION, THE 10% PENALTY TAX DOES NOT APPLY TO A DISTRIBUTION FROM AN IRA THAT IS:

- Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

- Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or

- A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.

If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax is increased to 25% with respect to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

(b) MINIMUM DISTRIBUTION PENALTY TAX If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.

An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

- the calendar year in which the individual attains age 70 1/2; or

- the calendar year in which the individual retires from service with the employer sponsoring the plan.

The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2.

The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:

- the life of the Participant or the lives of the Participant and the Participant's designated beneficiary, or

- over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.

Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The minimum distribution requirements apply to Roth IRAs after the Contract owner dies, but not while the Contract owner is alive. In addition, if the owner of a Traditional or Roth IRA dies and the Contract owner's spouse is the designated beneficiary, the surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

On January 17, 2001, the Internal Revenue Service published a new set of proposed regulations in the Federal Register relating to minimum required distributions. The discussion above does not take these new proposed regulations into account. Please consult with your tax or legal adviser with any questions regarding the new proposed regulations.

(c) WITHHOLDING In general, regular wage withholding rules apply to distributions from IRAs and non-governmental plans described in section 457 of the Code. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

The withholding rules applicable to distributions from qualified plans and section 403(b) plans apply generally to distributions from governmental 457(b) plans.

Mandatory federal income tax withholding at a flat rate of 20% will generally apply to other distributions from section 401, 403(b) or governmental 457(b) plans unless such distributions are:

- the non-taxable portion of the distribution;

- required minimum distributions;

- hardship distributions;

- made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary); or

- direct transfer distributions.

Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

Certain states require withholding of state taxes when federal income tax is withheld.

6. ROLLOVER DISTRIBUTIONS -- Under present federal tax law, eligible rollover distributions from qualified retirement plans, section 403(b) arrangements, and governmental 457(b) plans generally can be rolled over to any of such plans or arrangements. Similarly, distributions from an IRA generally are permitted to be rolled over to a qualified plan, section 403(b) arrangement, or governmental 457(b) plan. After tax contributions may be rolled over from a qualified plan into another qualified plan or an IRA. In the case of a rollover from a qualified plan to another qualified plan, the rollover is permitted to be accomplished only through a direct rollover. In addition, a qualified plan is not permitted to accept rollovers of after tax contributions unless the plan provides separate accounting for such contributions (and earnings thereon). After tax contributions (including nondeductible contributions to an IRA) are not permitted to be rolled over from an IRA into a qualified plan, section 403(b) arrangement, or governmental 457(b) plan.

Separate accounting is required on amounts rolled from plans described under Code sections 401, 403(b) or 408(IRA), when those amounts are rolled into plans described under section 457(b) sponsored by governmental employers. These amounts, when distributed from the governmental 457(b) plan, will be subject to the 10% early withdrawal tax applicable to distributions from plans described under sections 401, 403(b) or 408(IRA), respectively.

                                  APPENDIX II

                           ACCUMULATION UNIT VALUES

No information is shown because as of December 31, 2001, the Sub-Accounts had not yet commenced operation.

                                 TABLE OF CONTENTS
                                         TO
                        STATEMENT OF ADDITIONAL INFORMATION


SECTION                                                                  PAGE
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . .
    Safekeeping of Assets. . . . . . . . . . . . . . . . . . . . . . . .
    Independent Public Accountants . . . . . . . . . . . . . . . . . . .
    Non-Participation. . . . . . . . . . . . . . . . . . . . . . . . . .
    Misstatement of Age or Sex . . . . . . . . . . . . . . . . . . . . .
    Principal Underwriter. . . . . . . . . . . . . . . . . . . . . . . .
PERFORMANCE RELATED INFORMATION. . . . . . . . . . . . . . . . . . . . .
    Total Return for all Sub-Accounts. . . . . . . . . . . . . . . . . .
    Yield for Sub-Accounts . . . . . . . . . . . . . . . . . . . . . . .
    Money Market Sub-Accounts. . . . . . . . . . . . . . . . . . . . . .
    Additional Materials . . . . . . . . . . . . . . . . . . . . . . . .
    Performance Comparisons. . . . . . . . . . . . . . . . . . . . . . .
PERFORMANCE TABLES . . . . . . . . . . . . . . . . . . . . . . . . . . .
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .

This form must be completed for all tax-sheltered annuities.


SECTION 403(b)(11) ACKNOWLEDGMENT FORM


The Hart Life variable annuity Contract that you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

     a.   Attained age 59 1/2,
     b.   Separated from service,
     c.   Died, or
     d.   Become disabled.

Distributions of post December 31, 1988 contributions (excluding any income thereon) may also be made if you have experienced a financial hardship.

Also, there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service.

Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than your variable annuity. Please refer to your Plan.

Please complete the following and return to:

Hart Life Insurance Company
Investment Product Services
P.O. Box 5085
Hartford, Connecticut 06102-5085

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


Name of You/Participant: ____________________________________________
Address: ____________________________________________________________
City or Plan/School District: _______________________________________
Date: _______________________________________________________________
Contract No: ________________________________________________________
Signature: __________________________________________________________

  - - - - - - - - - - - - - - - - - -


To Obtain a Statement of Additional Information, please complete the form below and mail to:
     Hart Life Insurance Company
     Attn:  Investment Product Services
     P.O. Box 5085
     Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information to me at the following address:

-----------------------------------------------
Name


-----------------------------------------------
Address


-----------------------------------------------
City/State                Zip Code


- - - - - - - - - - - - - - - - - - - - - - - -

                       STATEMENT OF ADDITIONAL INFORMATION

                           HART LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT ONE

                           HART LIFE VARIABLE ANNUITY


This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Hart Life Insurance Company,
Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.

Date of Prospectus: May 1, 2002
Date of Statement of Additional Information: May 1, 2002


                                TABLE OF CONTENTS

GENERAL INFORMATION...........................................................2
      Safekeeping of Assets...................................................2
      Independent Public Accountants..........................................2
      Non-Participating.......................................................3
      Misstatement of Age or Sex..............................................3
      Principal Underwriter...................................................4
PERFORMANCE RELATED INFORMATION...............................................4
      Total Return for all Sub-Accounts.......................................4
      Yield for Sub-Accounts..................................................5
      Money Market Sub-Accounts...............................................5
      Additional Materials....................................................6
      Performance Comparisons.................................................6
PERFORMANCE TABLES............................................................8
FINANCIAL STATEMENTS.......................................................SA-1

                               GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

INDEPENDENT PUBLIC ACCOUNTANTS


The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to the report on the statutory financial statements of Hart Life Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity

Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently does not pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account.

                         PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

                                                                          n
The formula Hartford uses to calculate standardized total return is P(1+T) = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee.

                                                                      6
The formula Hartford uses to calculate yield is: YIELD = 2[(a-b/cd +1)  -1].
In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

A money market fund Sub-Account may advertise yield and effective yield. Yield and effective yield figures reflect the deductions for the Contract, which include the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR X (365/7), where BPR = (A-B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is: EFFECTIVE YIELD =
                         365/7
[(BASE PERIOD RETURN + 1)     ] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

Hartford may also compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance, such as:

X The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

X The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The Nasdaq Composite includes over 5,000 companies. On February 5, 1971, the Nasdaq Composite Index began with a base of 100.00.

X The Morgan Stanley Capital International EAFE Index (the "EAFE Index") of major markets in Europe, Australia and the Far East is a benchmark of international stock performance. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

X The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

X The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.


                             PERFORMANCE TABLES

No performance tables are shown because, as of December 31, 2001, no Sub-Account had commenced operation.

                    Report of Independent Public Accountants


         To the Board of Directors of
               Hart Life Insurance Company:


         We have audited the accompanying balance sheets of Hart Life Insurance Company (a Connecticut Corporation and wholly-owned subsidiary of Hartford Life and Accident Insurance Company) (the Company) as of December 31, 2001 and 2000, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2001 ended. These financial statements and the schedules referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         As described in Note 2, these financial statements were prepared using the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut, which practices differs from accounting principles generally accepted in the United States.

         In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Hart Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2001. Furthermore, in our opinion, the supplemental data included in Note 2 reconciling income and capital and surplus as shown in the financial statements to income and stockholder's equity as determined in conformity with accounting principles generally accepted in the United

         States, present fairly, in all material respects, the information shown therein.

         However, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Hart Life Insurance Company as of December 31, 2001 and 2000, and the results of its operations and the changes in its capital and surplus for each of the three years in the period ended December 31, 2001 in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut.

         As explained in Note 2 to the financial statements, effective January 1, 2001, the Company changed its method of accounting to that prescribed in the codified National Association of Insurance Commissioners' Statements of Statutory Accounting Principles and related interpretations prescribed by the Insurance Department of the State of Connecticut.



         Hartford, Connecticut
         January 28, 2002

                           HART LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                (STATUTORY BASIS)
                                     ($000)


                                                                               As of December 31,
                                                                          ---------------------------
                                                                           2001                2000
                                                                          -------             -------
ASSETS
   Bonds                                                                  $ 6,813             $ 9,653
   Cash and short-term investment                                           4,331               1,095
-----------------------------------------------------------------------------------------------------
     TOTAL CASH AND INVESTED ASSETS                                        11,144              10,748
-----------------------------------------------------------------------------------------------------

   Investment income due and accrued                                          131                 189
   Deferred tax asset                                                          57                  --
   Federal income tax receivable                                               53                  --
   Other assets                                                                 3                   3
-----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                              $11,388             $10,940
=====================================================================================================

LIABILITIES
   Payables to affiliates                                                 $    62             $    58
   Federal income taxes accrued                                                --                  26
   Other liabilities                                                            8                   4
-----------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES                                                       70                  88
-----------------------------------------------------------------------------------------------------

CAPITAL AND SURPLUS
   Common stock - 10,000 shares issued, authorized and outstanding          2,500               2,500
   Gross paid-in and contributed surplus                                    6,203               6,203
   Unassigned funds                                                         2,615               2,149
-----------------------------------------------------------------------------------------------------
       TOTAL CAPITAL AND SURPLUS                                           11,318              10,852
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                    $11,388             $10,940
=====================================================================================================

                 The accompanying notes are an integral part of
                   these statutory basis financial statements.

                           HART LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                                (STATUTORY BASIS)
                                     ($000)


                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                    ----------------------------------
                                                                    2001           2000           1999
                                                                    ----------------------------------
REVENUES
   Net investment income                                            $565           $598           $537
   Amortization of Interest Maintenance Reserve                       --              1             (7)
-------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                       565            599            530
-------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
   General insurance expenses                                          1              1             18
   Insurance taxes, licenses and fees                                 64            142             51
-------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                           65            143             69
-------------------------------------------------------------------------------------------------------

NET GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAX EXPENSE           500            456            461
   Federal income tax expense                                         91             68             57
-------------------------------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS                                             409            388            404
-------------------------------------------------------------------------------------------------------
   Net realized capital gains, after tax                              --             --              1
-------------------------------------------------------------------------------------------------------
NET INCOME                                                          $409           $388           $405
=======================================================================================================

                 The accompanying notes are an integral part of
                   these statutory basis financial statements.

                           HART LIFE INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                                (STATUTORY BASIS)
                                     ($000)


                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                     ------------------------------------
                                                                      2001           2000          1999
                                                                     ------------------------------------
COMMON STOCK - 10,000 SHARES ISSUED, AUTHORIZED AND OUTSTANDING,
---------------------------------------------------------------------------------------------------------
   Beginning and end of year                                         $ 2,500        $ 2,500       $ 2,500
---------------------------------------------------------------------------------------------------------

GROSS PAID-IN AND CONTRIBUTED SURPLUS,
---------------------------------------------------------------------------------------------------------
   Beginning and end of year                                           6,203          6,203         6,203
---------------------------------------------------------------------------------------------------------

UNASSIGNED FUNDS
   Balance, beginning of year                                          2,149          1,763         1,348

   Net income                                                            409            388           405
   Change in net deferred income taxes                                   (93)            --            --
   Change in non-admitted assets                                          93             (2)           10
   Cumulative effect of change in accounting principles                   57             --            --
---------------------------------------------------------------------------------------------------------
   Balance, end of year                                                2,615          2,149         1,763
---------------------------------------------------------------------------------------------------------

CAPITAL AND SURPLUS
---------------------------------------------------------------------------------------------------------
   End of year                                                       $11,318        $10,852       $10,466
=========================================================================================================

                 The accompanying notes are an integral part of
                   these statutory basis financial statements.

                           HART LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                (STATUTORY BASIS)
                                     ($000)


                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                 -----------------------------------------
                                                                  2001            2000               1999
                                                                 -----------------------------------------
OPERATING ACTIVITIES
   Net investment income                                         $  613          $   615            $  680
                                                                 -----------------------------------------
      TOTAL INCOME                                                  613              615               680
                                                                 -----------------------------------------

   Federal income tax payments                                      170               17               213
   Other expenses                                                    61              147                82
                                                                 -----------------------------------------
      TOTAL BENEFITS AND EXPENSES                                   231              164               295
                                                                 -----------------------------------------

----------------------------------------------------------------------------------------------------------
   NET CASH PROVIDED BY OPERATING ACTIVITIES                        382              451               385
----------------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES
   PROCEEDS FROM INVESTMENTS SOLD
   Bonds                                                          2,850            3,150             2,242
                                                                 -----------------------------------------
      NET INVESTMENT PROCEEDS                                     2,850            3,150             2,242
                                                                 -----------------------------------------
   COST OF INVESTMENTS ACQUIRED
   Bonds                                                             --            5,223             1,702
                                                                 -----------------------------------------
      NET INVESTMENTS ACQUIRED                                       --            5,223             1,702
                                                                 -----------------------------------------

----------------------------------------------------------------------------------------------------------
   NET CASH PROVIDED BY (USED FOR) INVESTING ACTIVITY             2,850          $(2,073)              540
----------------------------------------------------------------------------------------------------------

FINANCING AND MISCELLANEOUS ACTIVITIES
   Net other cash provided (used)                                     4               (6)                7
----------------------------------------------------------------------------------------------------------
   NET CASH PROVIDED BY (USED FOR) FINANCING AND MISCELLANEOUS
   ACTIVITIES                                                         4               (6)                7
----------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS        3,236           (1,628)              932
CASH AND SHORT-TERM INVESTMENTS, Beginning of year                1,095            2,723             1,791
----------------------------------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS, End of year                     $4,331          $ 1,095            $2,723
==========================================================================================================

                 The accompanying notes are an integral part of
                   these statutory basis financial statements.

                         HART LIFE INSURANCE COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                              (STATUTORY BASIS)
                              DECEMBER 31, 2001

1.   ORGANIZATION AND DESCRIPTION OF BUSINESS:

     Hart Life Insurance Company ("Hart Life" or the "Company") is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), which is a direct subsidiary of Hartford Life, Inc. ("HLI"). HLI is indirectly owned by The Hartford Financial Services Group, Inc. ("The Hartford"). Hart Life is licensed in several states to sponsor variable and fixed annuities.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     BASIS OF PRESENTATION

     The accompanying statutory basis financial statements are prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance.

     Current prescribed statutory accounting practices include the adoption of the NAIC's codified ACCOUNTING PRACTICES AND PROCEDURES manual, effective January 1, 2001, as well as current state laws and regulations. Permitted statutory accounting practices encompass accounting practices approved by the state insurance departments. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

     The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for future benefits and the liability for premium and other deposit funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

     STATUTORY ACCOUNTING VERSUS ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP")

     Statutory accounting practices and GAAP differ in certain significant respects. These differences principally involve:

     (1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life and gross profit stream of the policies for GAAP purposes;

     (2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

     (3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used under GAAP;

     (4) excluding certain assets designated as non-admitted assets (e.g., negative Interest Maintenance Reserve, and past due agents' balances) from the balance sheet for statutory purposes by directly charging surplus;

     (5) the calculation of post retirement benefits obligation which, for statutory accounting, excludes non-vested employees whereas GAAP liabilities include a provision for such employees; statutory and GAAP accounting permit either immediate recognition of the liability or straight-line amortization of the liability over a period not to exceed 20 years. For GAAP, The Hartford's obligation was immediately recognized, whereas, for statutory accounting, the obligation is being recognized ratably over a 20 year period;

     (6) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

     (7) the reporting of reserves and benefits net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

     (8) the reporting of fixed maturities at amortized cost for statutory purposes, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity;

     (9) statutory accounting calculates separate account liabilities using prescribed actuarial methodologies, which approximate the market value of separate account assets, less applicable surrender charges. The separate account surplus generated by these reserving methods is recorded as an amount due to or from the separate account on the statutory basis balance sheet, with changes reflected in the statutory basis results of operations. On a GAAP basis, separate account assets and liabilities are held at fair value; and

     (10) the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus.

     As of and for the years ended December 31, the significant differences between statutory and GAAP basis net income and capital and surplus for the Company are as follows:


                                                                    2001         2000          1999
    -------------------------------------------------------------------------------------------------
    GAAP NET INCOME (LOSS)                                        $   326      $(1,104)      $   267

    Deferred taxes                                                     88         (662)           87
    Amortization of goodwill                                           --        2,149            62
    Interest maintenance reserve deferral and amortization, net        --           --           (10)
    Other, net                                                         (5)           5            (1)
    -------------------------------------------------------------------------------------------------
    STATUTORY NET INCOME                                          $   409      $   388       $   405
    -------------------------------------------------------------------------------------------------


                                                                   2001          2000          1999
    -------------------------------------------------------------------------------------------------
    GAAP STOCKHOLDER'S EQUITY                                     $11,908      $11,477       $12,468

    Deferred taxes                                                   (286)        (488)          113
    Unrealized (gains) losses on bonds                               (303)        (141)           35
    Goodwill                                                           --           --        (2,149)
    Other, net                                                         (1)           4            (1)
    -------------------------------------------------------------------------------------------------
    STATUTORY CAPITAL AND SURPLUS                                 $11,318      $10,852       $10,466
    -------------------------------------------------------------------------------------------------

     AGGREGATE RESERVES FOR LIFE AND ACCIDENT AND HEALTH POLICIES AND CONTRACTS AND LIABILITY FOR DEPOSIT TYPE CONTRACTS

     Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with applicable actuarial standards. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from 5.5% to 9.25% and using the Commissioners Annuity Reserve Valuation Method ("CARVM").

     An analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics as of December 31, 2001 (including general and separate account liabilities) is as follows:


                                                                                            % OF
    Subject to discretionary withdrawal:                                          AMOUNT    TOTAL
    ----------------------------------------------------------------------------------------------
    At book value without adjustment (minimal or no charge or adjustment)         $1,495     17.8%
    Not subject to discretionary withdrawal                                        6,895     82.2%
    ----------------------------------------------------------------------------------------------
    Total, gross                                                                   8,390    100.0%
    Reinsurance ceded                                                              8,390    100.0%
    ----------------------------------------------------------------------------------------------
    TOTAL, NET                                                                    $   --      0.0%
    ----------------------------------------------------------------------------------------------

     INVESTMENTS

     Investments in bonds are carried at amortized cost and are amortized using the interest method, in accordance with Statements of Statutory Accounting Principles ("SSAP") No. 26 - BONDS, EXCLUDING LOANED-BACKED AND STRUCTURED SECURITIES. Bonds that are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") are carried at the appropriate SVO published value. When a reduction in the value of a security is deemed to be unrecoverable, the decline in value is reported as a realized loss and the carrying value is adjusted accordingly. Short-term investments consist of money market funds and are stated at cost, which approximates fair value.

     The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The AVR balances were $1 in 2001 and 2000. Additionally, the Interest Maintenance Reserve ("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the original life of the bond. The IMR balances as of December 31, 2001 and 2000 were asset balances of $2 and are reflected as non-admitted assets in Unassigned Funds in accordance with statutory accounting practices. Realized capital gains and losses, net of taxes, not included in IMR is reported in the statutory basis statements of operations. Realized investment gains and losses are determined on a specific identification basis.

     CODIFICATION

     The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State Connecticut Department of Insurance. Effective January 1, 2001, the State of Connecticut required that insurance companies domiciled in the State of Connecticut prepare their statutory basis financial statements in accordance with the NAIC codified ACCOUNTING PRACTICES AND PROCEDURES manual, effective January 1, 2001, subject to any deviations prescribed or permitted by the State of Connecticut insurance commissioner.

     Accounting changes adopted to conform to the provisions of the NAIC codified ACCOUNTING PRACTICES AND PROCEDURES manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased unassigned surplus by $57. The adjustment to increase unassigned surplus is related to SSAP 10 - INCOME TAXES.

3.   INVESTMENTS:

     For the years ended December 31,

     (a.) COMPONENTS OF NET INVESTMENT INCOME


                                                                     2001         2000         1999
     ----------------------------------------------------------------------------------------------
     Interest income from bonds and short-term investments           $456         $599         $543
     Interest income from cash on hand or on deposit                  117           --           --
     Interest and dividends from other investments                     --            5           --
     ----------------------------------------------------------------------------------------------
     Gross investment income                                          573          604          543
         Less: Investment expenses                                      8            6            6
     ----------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                                           $565         $598         $537
     ==============================================================================================

     (b.) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND
          SHORT-TERM INVESTMENTS


                                                                     2001         2000        1999
     ----------------------------------------------------------------------------------------------
     Gross unrealized capital gains                                  $303         $160        $   5
     Gross unrealized capital losses                                   --          (11)         (39)
     ----------------------------------------------------------------------------------------------
     Net unrealized capital gains/(losses)                            303          149          (34)
     Balance, beginning of year                                       149          (34)         141
     ----------------------------------------------------------------------------------------------
     CHANGE IN NET UNREALIZED CAPITAL GAINS/(LOSSES) ON BONDS
     AND SHORT-TERM INVESTMENTS                                      $154         $183        $(175)
     ==============================================================================================

     (c.) COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)


                                                                     2001         2000         1999
     ----------------------------------------------------------------------------------------------
     Bonds and short-term investments                                $ --         $ --         $  3
     ----------------------------------------------------------------------------------------------
     Realized capital gains                                            --           --            3
     Capital gains tax                                                 --           --           --
     ----------------------------------------------------------------------------------------------
     Net realized capital gains                                        --           --            3
         Less: Amount transferred to the IMR                           --           --            2
     ----------------------------------------------------------------------------------------------
     NET REALIZED CAPITAL GAINS                                      $ --         $ --         $  1
     ==============================================================================================

     Sales and maturities of investments in bonds and short-term investments for the years ended December 31, 2001, 2000, and 1999 resulted in proceeds of $23,919, $36,349 and $18,822, gross realized capital gains of $0, $0 and $3 for 2001, 2000 and 1999, respectively, before transfer to the IMR, and gross realized capital losses of $0 for 2001, 2000 and 1999.

     (d.) DERIVATIVE INVESTMENTS

     The Company had no significant derivative holdings as of December 31, 2001 or 2000.

     (e.) CONCENTRATION OF CREDIT RISK

     Excluding U.S. Government and government agency investments, the Company is not exposed to any significant concentration of credit risk in fixed maturities of a single issuer greater than 10% of capital and surplus as of December 31, 2001.

     (f.) BONDS AND SHORT-TERM INVESTMENTS BY CLASSIFICATION


                                                                                GROSS            GROSS
                                                         AMORTIZED COST       UNREALIZED       UNREALIZED     ESTIMATED
               DECEMBER 31, 2001                                                GAINS            LOSSES       FAIR VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. Government and government agencies and
authorities:
     - Guaranteed and sponsored                              $ 6,813             $303             $ --          $ 7,116
Short-term investments                                         4,227               --               --            4,227
-----------------------------------------------------------------------------------------------------------------------
TOTAL BONDS AND SHORT-TERM INVESTMENTS                       $11,040             $303             $ --          $11,343
=======================================================================================================================


                                                                                GROSS            GROSS
                                                         AMORTIZED COST       UNREALIZED       UNREALIZED     ESTIMATED
               DECEMBER 31, 2000                                                GAINS            LOSSES       FAIR VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. Government and government agencies and
authorities:
     - Guaranteed and sponsored                              $ 9,653             $160             $(11)         $ 9,802
Short-term investments                                         1,070               --               --            1,070
-----------------------------------------------------------------------------------------------------------------------
TOTAL BONDS AND SHORT-TERM INVESTMENTS                       $10,723             $160             $(11)         $10,872
=======================================================================================================================

     The amortized cost and estimated fair value of bonds and short-term investments as of December 31, 2001 by estimated maturity year are shown below. Expected maturities differ from contractual maturities due to call or repayment provisions.


              MATURITY                                  AMORTIZED COST      FAIR VALUE
--------------------------------------------------------------------------------------
One year or less                                             $ 5,774          $ 5,803
Over one year through five years                               5,266            5,540
-------------------------------------------------------------------------------------
TOTAL                                                        $11,040          $11,343
=====================================================================================

     Bonds with a carrying value of $6,807 were on deposit as of December 31, 2001 with various regulatory authorities as required.

(g.) FAIR VALUE OF FINANCIAL INSTRUMENTS BALANCE SHEET ITEMS

     The carrying amount and fair value of the Company's financial instruments at December 31, 2001 and 2000 were as follows:


                                                       2001                              2000
                                            ---------------------------       -------------------------
                                              CARRYING         FAIR             CARRYING        FAIR
                                               AMOUNT          VALUE             AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------
Assets
   Bonds and short-term investments           $11,040         $11,343           $10,723         $10,872

     The estimated fair value of bonds and short-term investments was determined by the Company primarily using NAIC market values.

4.   INCOME TAXES:

     a. The components of the net deferred tax asset/(liability) are as follows:


                                                                       DECEMBER 31,      JANUARY 1,
                                                                           2001             2001
-------------------------------------------------------------------------------------------------------
Total of all deferred tax assets (admitted and nonadmitted)               $ 440            $ 517
Total of all deferred tax liabilities                                     $ (16)           $  --
Total deferred tax assets nonadmitted in accordance with SSAP No. 10,
   Income Taxes                                                           $(367)           $(460)
Increase in deferred taxes nonadmitted                                    $ (93)             N/A

     b.   Deferred tax liabilities are not recognized for the following amounts:

          NONE

     c. The components of incurred income tax expense and the change in deferred tax assets and deferred tax liabilities are as follows:


                                                            2001         2000
------------------------------------------------------------------------------
Current income taxes incurred                             $    91        $  68
------------------------------------------------------------------------------

         As of December 31, 2001:


                                                          STAT/TAX
DEFERRED TAX ASSETS                                      DIFFERENCE    TAX EFFECT
---------------------------------------------------------------------------------
Amortization of goodwill                                  $ 1,256        $ 440
------------------------------------------------------------------------------
Total deferred tax assets                                 $ 1,256        $ 440
==============================================================================
Deferred tax assets nonadmitted                           $(1,047)       $(367)


                                                          STAT/TAX
DEFERRED TAX LIABILITIES                                 DIFFERENCE    TAX EFFECT
---------------------------------------------------------------------------------
Bonds                                                     $   (45)       $ (16)
------------------------------------------------------------------------------
Total deferred tax liabilities                            $   (45)       $ (16)
==============================================================================

     The changes in the main components of deferred tax assets and deferred tax liabilities are as follows:

     Deferred tax assets resulting from book/tax difference:


                                              DECEMBER 31,  JANUARY 1,
                                                  2001         2001         CHANGE
----------------------------------------------------------------------------------
Amortization of goodwill                          $ 440        $ 517         $(77)
---------------------------------------------------------------------------------
Total deferred tax assets                         $ 440        $ 517         $(77)
=================================================================================
Deferred tax assets nonadmitted                   $(367)       $(460)        $ 93

     Deferred tax liabilities resulting from book/tax difference:


                                              DECEMBER 31,  JANUARY 1,
                                                  2001         2001         CHANGE
----------------------------------------------------------------------------------
Bonds                                             $ (16)       $  --         $(16)
---------------------------------------------------------------------------------
Total deferred tax liabilities                    $ (16)       $  --         $(16)
=================================================================================


                                              DECEMBER 31,  JANUARY 1,
                                                  2001         2001         CHANGE
----------------------------------------------------------------------------------
Total deferred tax assets                         $ 440        $ 517         $(77)
Total deferred tax liabilities                    $ (16)       $  --         $(16)
---------------------------------------------------------------------------------
Net deferred tax asset (liability)                $ 424        $ 517         $(93)
=================================================================================
Change in net deferred income tax                                            $(93)


     d. The Company's income tax expense and change in deferred tax assets and deferred tax liabilities differs from the amount obtained by applying the federal statutory rate of 35% to the Net Gain from Operations for the following reasons:


                                         DECEMBER 31,2001      EFFECTIVE TAX RATE
---------------------------------------------------------------------------------
Provision computed at statutory rate          $175                   35.0%
--------------------------------------------------------------------------
   Total before SSAP 10 implementation         175                   35.0%
   SSAP 10 implementation adjustment             9                    1.4%
--------------------------------------------------------------------------
Total                                         $184                   36.4%
==========================================================================


                                         DECEMBER 31,2001      EFFECTIVE TAX RATE
---------------------------------------------------------------------------------
Federal and foreign income tax incurred       $ 91                   18.0%
Change in net deferred income taxes             93                   18.4%
--------------------------------------------------------------------------
Total statutory income taxes                  $184                   36.4%
==========================================================================

     As of December 31, the Company had no operating loss carry forwards.

     The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

                        2001            $ 91
                        2000            $ 68
                        1999            $ 57

     The Company's federal income tax return is consolidated within The Hartford Financial Services Group, Inc. consolidated federal income tax return. Please refer to Schedule Y of the Company's most recent Annual Statement for a list of the entities within the consolidated group.

     The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses, to the extent available for use by the group. Intercompany tax balances are settled quarterly.

5.   AGGREGATE RESERVES FOR FUTURE BENEFITS AND REINSURANCE:

     The Company's existing life reserves consist of deferred fixed annuities and supplementary contracts. The Company cedes 100% of its insurance to Met Life Security Insurance Company of Louisiana in order to eliminate its insurance risk. Ceding this business, however, does not relieve the Company of its primary liability to its policyholders, and therefore, if the assuming reinsurer does not fulfill its obligations, the Company may suffer losses.

    There were no material reinsurance premiums assumed or ceded or reinsurance recoverables from reinsurers outstanding as of, and for the years ended December 31, 2001, 2000 or 1999.

    The effect of reinsurance on the reserve for future benefit balances as of December 31, is summarized as follows:


                                                                       2001             2000
    ------------------------------------------------------------------------------------------
    Annuities                                                         $ 8,341         $ 26,919
    Supplemental Contracts                                                 49              140
    ------------------------------------------------------------------------------------------
          Sub-total                                                     8,390           27,059
    Reinsurance ceded                                                  (8,390)         (27,059)
    ------------------------------------------------------------------------------------------
    RESERVES FOR FUTURE BENEFITS, NET                                 $    --         $     --
    ==========================================================================================

6.   RELATED PARTY TRANSACTIONS:

     Transactions between the Company and its affiliates relate principally to tax settlements, rental and service fees, capital contributions and payments of dividends. Amounts incurred for related party transactions were insignificant for 2001 and 2000.

7.   CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

     The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval, is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, Federal income taxes and before realized capital gains or (losses) for the previous year. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 2001, 2000 or 1999. The amount available for dividend in 2002 is approximately $882.

8.   COMMITMENTS AND CONTINGENT LIABILITIES:

     (a)  LITIGATION

     The Company is involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and punitive damages have been asserted. Some of these cases have been filed as purported class actions and some cases have been filed in certain jurisdictions that permit punitive damage awards disproportionate to the actual damages incurred. Although there can be no assurances, at the present time, the Company does not anticipate that the ultimate liability, arising from such pending or threatened litigation, will have a material adverse effect on the statutory capital and surplus of the Company.

     (b)  GUARANTY FUNDS

     Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Guaranty fund assessments were not material as of December 31, 2001, 2000 and 1999.

     (c)  TAX MATTERS

     The Company's Federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The Company's 1997 and 1996 Federal income tax returns are currently under audit by the IRS. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax related matters for all open tax years.